Essential to care Q3 FY 2008 Earnings Call FY 2008 May 1, 2008 Exhibit 99.3

Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's
Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in Cardinal
Health's various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to the timing of generic or branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for healthcare products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health's manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services; the costs, difficulties and uncertainties related to the integration of acquired businesses; uncertainties relating to the amount of future share repurchases by
Cardinal Health, which can be affected by Cardinal Health's then-current stock price, regulatory restraints on share repurchases, cash flows, financial condition and alternative uses of cash available to
Cardinal Health at the time, as well as by the amount of any additional share repurchases authorized by the board of directors; conditions in the pharmaceutical market and general economic and market conditions. This presentation reflects management’s views as of May 1, 2008. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-
looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal
Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at www.cardinalhealth.com.

Agenda
Opening remarks Kerry Clark
Chairman and Chief Executive Officer
Financial overview Jeff Henderson
Chief Financial Officer
HSCS-P Comments George Barrett
Vice Chairman and CEO
Healthcare Supply Chain Services
Q&A Kerry Clark
Jeff Henderson
George Barrett
Dave Schlotterbeck
Vice Chairman and CEO
Clinical and Medical Products

4 Financial Overview • FY 2008 Q3 Results – Consolidated • FY 2008 Q3 Results – Business Segments • Key Financial Value Drivers • FY 2008 Q4 and Full Year Financial Targets and Comments

Q3 FY 2008 Recap
$22,910
$577
$366
$1.02
$897
19.6%
($M)
5%
n.m
n.m
n.m
%
Change
GAAP Basis
$613
$390
$1.08
21.3%
($M)
1%
-
13%
%
Change
Non-GAAP Basis
1 % change over prior year quarter
2 Prior year negative
Revenue
Operating earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity
2
2
1
2
1

Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $577 $1.02 ($10) ($0.01)
Special Items $36 $0.06 $612 $0.96
Impairment Charges
& Other $1 $0.00 $4 $0.01
Non-GAAP
Consolidated $613 $1.08 $606 $0.96
Q3 FY 2008 Q3 FY 2007
Q3 Operating Earnings and EPS

Healthcare Supply Chain Services – Pharmaceutical
Business Analysis
Highlights:
• Revenue up 3% on increased sales to existing bulk customers
• Segment profit down 21%, driven by customer repricings, controlled substance anti-diversion impact and negative comparison to DSA benefit of $15.8M in Q3 FY07 (earned in CY06)
• Tangible capital improved 1% reflecting continued focus on capital efficiency; days inventory on hand improved by 2 days versus prior year
Revenue
Segment Profit
19,894
300
Q3 FY08
($M)
19,246
380
Q3 FY07
($M)
3%
(21%)
% Change
1 Non-GAAP financial measure
1

Healthcare Supply Chain Services – Medical
Business Analysis
Highlights:
• Revenue up 8% on increased penetration and sales to existing hospital, laboratory, and ambulatory customers
• Segment profit up 5%, driven by sales volume increase, partially offset by the previously disclosed change in corporate allocation, and continued softness in the surgical kitting business
• Corporate allocation change negatively impacted segment profit by approximately 6 pps
• Tangible capital improved 4%
Revenue
Segment Profit
2,066
93
Q3 FY08
($M)
1,907
89
Q3 FY07
($M)
8%
5%
% Change
1 Non-GAAP financial measure
1

Medical Products and Technologies
Business Analysis
Highlights:
• Revenue up 48%, driven by the VIASYS acquisition (38 pps) and growth within the core infection prevention and medical specialty businesses (10 pps), including the benefit of foreign exchange (4 pps)
• Segment profit up 72% on the VIASYS addition (52 pps) and strong organic growth (20 pps), including the benefit of foreign exchange (11 pps)
• VIASYS integration remains ahead of schedule for FY08 synergies; sales force integration and manufacturing rationalization are in-progress
Revenue
Segment Profit
679
80
Q3 FY08
($M)
458
47
Q3 FY07
($M)
48%
72%
% Change

Clinical Technologies and Services
Business Analysis
Highlights:
• Revenue up 11% over prior year on strong installation for Pyxis medication and supply dispensing products and Alaris infusion products, dampened in part by a slowdown in pharmacy services
• Segment profit up 29%, driven by favorable product mix and improved operating leverage, partially offset by the $6.5M charge for the voluntary recall of integrated circuits and connecters on certain
Alaris® System modules
• Segment profit margin increased by 240 bps over Q3 FY07
Revenue
Segment Profit
747
127
Q3 FY08
($M)
674
98
Q3 FY07
($M)
11%
29%
% Change

Key Financial Value Drivers
Balance sheet management
– Days of inventory on hand declined from 29 to 27 days Q3 FY08 vs. Q3 FY07
– Portfolio optimization process continues
– Non-GAAP ROIC up 5 bps vs. Q3 of prior year
Capital deployment
– $150M in share buyback completed in Q3, $1.1B repurchased during the 1 nine months of FY08
Capital structure
– Debt to total capital increased from 29% in Q3 FY07 to 34% in Q3 FY08
– Net debt to capital  increased to 24% vs. 21% in Q3 last year
Non-GAAP Return on Equity increased 40 bps to 21.3%
1 Non-GAAP financial measure
st
1

FY08 Outlook
Expect to achieve right about the mid-point of non-GAAP EPS guidance of
$3.75 – $3.85, excluding $0.01 - $0.02 dilutive impact of Enturia.
In Q4, continued Supply Chain Pharma (HSCS-P) challenges positively balanced with HSCS-M, CTS and MPT performance:
CTS
Continued strong performance.  Q4 is tough compare due to exceptional
Q4 FY07 performance.
MPT
HSCS – M
HSCS – P
Growth driven by VIASYS and core business. Enturia acquisition will be
1-2¢ dilutive in Q4, accretive in FY2009.
Turnaround continues with solid performance.
Challenges from repricings and controlled substance anti-diversion efforts.  Slower pharma market growth.

Financial Goals
1 Non-GAAP diluted EPS from continuing operations
FY08 Guidance -
May 1, 2008
Revenue:  approximately 5%
Non-GAAP EPS :  about mid-point of
$3.75 - $3.85 per share, excluding $0.01 -
$0.02 dilutive impact of Enturia
FY09 guidance part of Q4 FY08 earnings
release/conference call in August
1

Q&A

Healthcare Supply Chain Services
Business Analysis
$300
$19,894
Q3FY08
$258
$20,351
Q2FY08
-21%
3%
Q3FY08/
Q3FY07
% change
$305 $303 $380 Segment
Profit ($M)
19,221 $19,556 $19,246 Revenue
($M)
Q1FY08 Q4FY07 Q3FY07
Healthcare Supply Chain Services – Pharmaceutical
$93
$2,066
Q3FY08
$72
$2,015
Q2FY08
5%
8%
Q3FY08/
Q3FY07
% change
$58 $83 $89 Segment
Profit ($M)
$1,921 $1,929 $1,907 Revenue
($M)
Q1FY08 Q4FY07 Q3FY07
Healthcare Supply Chain Services – Medical

Clinical and Medical Products
Business Analysis
$80
$679
Q3FY08
$69
$667
Q2FY08
72%
48%
Q3FY08/
Q3FY07
% change
$57 $58 $47 Segment
Profit ($M)
$623 $500 $458 Revenue
($M)
Q1FY08 Q4FY07 Q3FY07
Medical Products and Technologies
$127
$747
Q3FY08
$115
$715
Q2FY08
29%
11%
Q3FY08/
Q3FY07
% change
$98 $144 $98 Segment
Profit ($M)
$649 $756 $674 Revenue
($M)
Q1FY08 Q4FY07 Q3FY07
Clinical Technologies and Services

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter 2008				Year-to-Date 2008
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$577	$36	$1	$613	$1,586	$88	($22)	$1,651
Growth Rate	N.M.			1%	66%			2%
Provision for Income Taxes	$180	$13	—	$192	$467	$32	($9)	$491
Earnings from Continuing Operations
Amount	$366	$23	$1	$390	$994	$56	($14)	$1,037
Growth Rate	N.M.			—	65%			—
Diluted EPS from Continuing Operations
Amount	$1.02	$0.06	—	$1.08	$2.72	$0.15	($0.04)	$2.83
Growth Rate	N.M.			13%	85%			11%

	Third Quarter 2007				Year-to-Date 2007
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	($10)	$612	$4	$606	$953	$654	$18	$1,625
Growth Rate	(102)%			9%	(30)%			15%
Provision for Income Taxes	($37)	$220	$2	$184	$249	$233	$2	$483
Earnings from Continuing Operations
Amount	($5)	$392	$2	$390	$602	$421	$16	$1,039
Growth Rate	(101)%			10%	(30)%			16%
Diluted EPS from Continuing Operations
Amount	($0.01)	$0.96	$0.01	$0.96	$1.47	$1.03	$0.04	$2.54
Growth Rate	(101)%			16%	(27)%			22%

The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter		Year-to-Date
(in millions)	2008	2007	2008	2007
GAAP Return on Equity	19.6%	0.9%	18.1%	16.3%
Non-GAAP Return on Equity
Net earnings	$356.0	$19.0	$982.6	$1,028.9
Special items, net of tax, in continuing operations	22.7	392.3	55.9	421.1
Special items, net of tax, in discontinued operations	—	1.3	—	4.4
(Gain)/loss on sale of PTS, net of tax, in discontinued operations [3]	7.6	24.7	7.6	(392.9)

Adjusted net earnings	$386.3	$437.3	$1,046.1	$1,061.5
Annualized	$1,545.2	$1,749.2	$1,394.8	$1,415.3
Divided by average shareholders’ equity [1]	$7,250.7	$8,388.6	$7,236.6	$8,422.3
Non-GAAP return on equity	21.3%	20.9%	19.3%	16.8%

	Third Quarter		Year-to-Date
(in millions)	2008	2007	2008	2007
GAAP Return on Invested Capital	7.60%	0.36%	7.06%	6.49%
Non-GAAP Return on Invested Capital
Net earnings	$356.0	$19.0	$982.6	$1,028.9
Special items, net of tax, in continuing operations	22.7	392.3	55.9	421.1
Special items, net of tax, in discontinued operations	—	1.3	—	4.4
Interest expense and other, net of tax	19.9	20.6	79.4	65.4
(Gain)/loss on sale of PTS, net of tax, in discontinued operations [3]	7.6	24.7	7.6	(392.9)

Adjusted net earnings	$406.2	$457.9	$1,125.5	$1,126.9
Annualized	$1,624.8	$1,831.6	$1,500.7	$1,502.5
Divided by average total invested capital [2]	$18,727.9	$21,206.0	$18,546.9	$21,128.5
Non-GAAP return on invested capital	8.68%	8.63%	8.09%	7.11%

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of shareholders’ equity at the end of the prior years’ fourth quarter plus each of the current year quarters.

[2]

Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. The average total invested capital is calculated using the average of total invested capital at the end of the prior and current quarters except for year-to-date which is calculated as the average at the end of the prior years’ fourth quarter plus each of the current year quarters. Unrecorded goodwill is $7.5 billion and $9.7 billion, respectively, for the March 31, 2008 and 2007 calculations. Current portion of long-term obligations and other short-term borrowings in discontinued operations, and long-term obligations in discontinued operations were $59.2 million, $46.6 million, $41.3 million and $12.3 million at June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

[3]

The amounts previously reported for the three and nine months ended March 31, 2007, have been adjusted by $24.7 million and $32.1 million, respectively, to include additional amounts identified as direct costs associated with the disposition of the PTS Business.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter		Year-to-Date
(in millions)	2008	2007	2008	2007
GAAP Effective Tax Rate from Continuing Operations	32.9%	88.2%	32.0%	29.3%
Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$545.4	$(42.0)	$1,461.5	$850.9
Special items	35.6	612.0	87.7	653.8

Adjusted earnings before income taxes and discontinued operations	$581.0	$570.0	$1,549.2	$1,504.7
Provision for income taxes	$179.5	$(37.1)	$467.2	$248.9
Special items tax benefit	12.9	219.7	31.8	232.7

Adjusted provision for income taxes	$192.4	$182.6	$499.0	$481.6
Non-GAAP effective tax rate from continuing operations	33.1%	32.0%	32.2%	32.0%

	Third Quarter
	2008	2007
Debt to Total Capital	34%	29%
Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$355.3	$296.9
Long-term obligations, less current portion and other short-term borrowings	3,450.1	2,899.0

Debt	$3,805.4	$3,195.9
Cash and equivalents	(1,529.0)	(866.5)
Short-term investments available for sale	—	(300.0)

Net debt	$2,276.4	$2,029.4
Total shareholders’ equity	$7,393.2	$7,869.5
Capital	$9,669.6	$9,898.9
Net debt to capital	24%	21%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations, non-GAAP return on equity, and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations, return on equity and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter
(in millions)	2008	2007
Clinical Technologies and Services revenue growth	11%
Clinical Technologies and Services revenue	$746.6	$674.3
Less: Pharmacy Services business unit revenue	(212.7)	(226.3)

Clinical Technologies and Services revenue excluding Pharmacy Services business unit revenue	$533.9	$448.0
Clinical Technologies and Services revenue growth excluding Pharmacy Services business unit revenue	19%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter
(in millions)	2008	2007
HEALTHCARE SUPPLY CHAIN SERVICES
Revenue
Pharmaceutical	$19,894	$19,246
Medical	2,066	1,907

Total Sector Revenue	$21,960	$21,153
Sector Growth Rate	4%
Profit
Pharmaceutical	$300	$380
Medical	93	89

Total Sector Profit	$393	$469
Sector Growth Rate	(16)%

	Third Quarter
(in millions)	2008	2007
CLINICAL AND MEDICAL PRODUCTS
Revenue
Clinical Technologies and Services	$747	$674
Medical Products and Technologies	679	458

Total Sector Revenue	$1,426	$1,132
Sector Growth Rate	26%
Profit
Clinical Technologies and Services	$127	$98
Medical Products and Technologies	80	47

Total Sector Profit	$207	$145
Sector Growth Rate	43%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions) HEALTHCARE SUPPLY CHAIN SERVICES Pharmaceutical
	Third Quarter Fiscal 2008				Fiscal 2008	Third Quarter Fiscal 2007				Fiscal 2007
	January	February	March	Total	YTD	January	February	March	Total	YTD
Economic Profit Margin
Segment profit				$299.7	$863.1				$379.7	$996.4
Effective tax rate from continuing operations				36.1%	36.1%				35.1%	35.1%

Net operating earnings, after-tax (NOPAT)				$191.6	$551.7				$246.6	$647.1
Total assets	$11,798.1	$11,641.3	$11,694.6			$11,423.2	$11,681.7	$12,031.9
Less: assets from discontinued operations	—	—	—			—	—	—
Less: accounts payable	7,307.0	8,087.8	8,279.2			7,144.3	7,582.7	8,696.1
Less: other accrued liabilities	1,128.1	1,126.6	1,122.3			1,078.3	1,059.3	1,154.0
Less: liabilities from businesses held for sale	—	—	—			—	—	—
Less: deferred income taxes and other liabilities	85.6	85.6	37.5			90.3	90.3	69.6
Less: goodwill and other intangibles, net	1,334.4	1,334.3	1,334.4			1,339.6	1,348.9	1,349.4
Less: cash and equivalents	47.1	62.0	30.7			115.5	113.0	135.3
Less: short-term investments available for sale	—	—	—			—	—	—

Tangible capital	$1,895.9	$945.0	$890.5	$1,243.8	$1,166.0	$1,655.2	$1,487.5	$627.5	$1,256.7	$1,298.2
Multiplied by weighted average cost of capital				2.3%	6.8%				2.3%	6.8%

Capital charge				$28.6	$79.3				$28.9	$88.3
Economic profit				$163.0	$472.4				$217.7	$558.8
Revenue				$19,893.8	$59,465.4				$19,246.4	$57,016.8
Economic profit margin				0.82%	0.79%				1.13%	0.98%

HEALTHCARE SUPPLY CHAIN SERVICES Medical

	Third Quarter Fiscal 2008				Fiscal 2008	Third Quarter Fiscal 2007				Fiscal 2007
	January	February	March	Total	YTD	January	February	March	Total	YTD
Economic Profit Margin
Segment profit				$93.1	$222.1				$88.7	$234.8
Effective tax rate from continuing operations				27.5%	27.5%				29.8%	29.8%

Net operating earnings, after-tax (NOPAT)				$67.5	$161.1				$62.2	$164.8
Total assets	$2,544.3	$2,529.1	$2,451.9			$2,562.1	$2,521.4	$2,476.4
Less: assets from discontinued operations	—	—	—			—	—	—
Less: accounts payable	467.1	516.6	577.5			505.2	522.0	528.5
Less: other accrued liabilities	86.7	82.2	39.2			52.1	52.3	16.2
Less: liabilities from businesses held for sale	—	—	—			—	—	—
Less: deferred income taxes and other liabilities	56.5	56.5	60.8			48.3	48.4	58.5
Less: goodwill and other intangibles, net	388.2	389.5	387.7			377.2	378.1	378.0
Less: cash and equivalents	12.4	10.6	15.8			6.7	2.9	17.0
Less: short-term investments available for sale	—	—	—			—	—	—

Tangible capital	$1,533.4	$1,473.7	$1,370.9	$1,459.3	$1,460.8	$1,572.6	$1,517.7	$1,478.2	$1,522.8	$1,480.6
Multiplied by weighted average cost of capital				2.3%	6.8%				2.3%	6.8%

Capital charge				$33.6	$99.3				$35.0	$100.7
Economic profit				$33.9	$61.8				$27.2	$64.1
Revenue				$2,065.8	$6,001.4				$1,906.9	$5,585.4
Economic profit margin				1.64%	1.03%				1.43%	1.15%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal the total due to rounding

(3)

Healthcare Supply Chain Services - Pharmaceutical Tangible Capital calculated for both current and prior fiscal year includes an allocation of payables previously held at Corporate to more accurately reflect the payable balance of the segment.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings / (loss) from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings / (loss) before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings / (loss) from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by (earnings / (loss) before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings / (loss) excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

[1]

For the three months ended March 31, 2008 and 2007, the numerator in calculating this non-GAAP financial measure also excludes the respective $7.6 million and $24.7 million (gain) / loss, net of tax, on the sale of PTS recorded in discontinued operations. For the nine months ended March 31, 2008 and 2007, the numerator in calculating this non-GAAP financial measure also excludes the respective $7.6 million and $(392.9) million (gain) / loss, net of tax, on the sale of PTS recorded in discontinued operations.